ENERGY XXI (BERMUDA) LIMITED
INDEX TO CONSOLIDATED PRO FORMA FINANCIAL INFORMATION

Introduction	1
Pro Forma Consolidated Balance Sheet September 30, 2009 (Unaudited)	2
Pro Forma Consolidated Statement of Operations Three Months Ended September 30, 2009 (Unaudited)	4
Pro Forma Consolidated Statement of Operations Year Ended June 30, 2009 (Unaudited)	6
Pro Forma Reserve Information Year Ended June 30, 2009	8

ENERGY XXI (BERMUDA) LIMITED

INTRODUCTION

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

The Company executed a Purchase and Sale Agreement (PSA) with MitEnergy Upstream LLC on November 20, 2009 to acquire (the “MitEnergy Acquisition”) certain crude oil and natural gas properties located in the Gulf of Mexico (the “MitEnergy Properties”) and expects to finance the transaction through an offering of $222.3 million of common stock and $75 million of convertible preferred stock (the “Equity Offerings”). In addition, on November 12, 2009, the Company closed an exchange offer and private placement where it, (1) issued $278 million of 16% Second Lien Notes in exchange for $347.5 million of its 10% Senior Notes, (2) issued $60 million of 16% Second Lien Notes and 13.2 million shares of restricted common stock for $60 million in cash, (3) reduced the borrowing base under its revolving credit facility from $240 million to $199 million and, (4) retired $126 million of 10% Senior Notes that had previously been purchased by the Company (such transactions collectively referred to as the “Exchange Offer and Private Placement”).

The pro forma consolidated balance sheet information at September 30, 2009 has been prepared to reflect the MitEnergy Acquisition, the Equity Offerings and, the Exchange Offer and Private Placement as if such transactions occurred on September 30, 2009.

The pro forma consolidated statements of operations for the three months ended September 30, 2009 and the year ended June 30, 2009 have been prepared to reflect the MitEnergy Acquisition, the Equity Offerings and the Exchange Offer and Private Placement as if such transactions had occurred on July 1, 2009 and 2008, respectively.

These unaudited pro forma consolidated financial statements have been prepared for comparative purposes only and may not be indicative of the results that would have occurred if the Company had completed the transactions at an earlier date or the results that will be attained in the future. These pro forma consolidated financial statements should be read in conjunction with audited June 30, 2009 and unaudited September 30, 2009 consolidated financial statements of the Company.

ENERGY XXI (BERMUDA) LIMITED

PRO FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2009
(UNAUDITED)

BASIS OF PRESENTATION

The pro forma consolidated balance sheet at September 30, 2009 has been prepared to reflect the MitEnergy Acquisition, the Equity Offerings and the Exchange Offer and Private Placement, as if such transactions had occurred on September 30, 2009.

	Energy XXI Historical September 30, 2009	Exchange Offer/Private Placement		As Adjusted September 30, 2009	Pro Forma Adjustments				Energy XXI Pro Forma September 30, 2009
					Equity Offering		MitEnergy Acq.
	(In Thousands Except Share Data)
Cash	$107,301	$60,000	(2)	$120,672	$208,629	(7)	$(263,000	)(9)	$139,051
		(41,000	)(3)		72,750	(8)
		(2,816	)(4)
		(608	)(5)
		(2,205	)(6)
Other current assets	152,570			152,570					152,570
Property, plant and equipment, net	1,048,930			1,048,930			263,000	(9)	1,358,836
		(2,260	)(4)				46,906	(10)
		409	(5)
Non current assets	14,956	2,205	(6)	15,310					15,310
Total assets	$1,323,757	$13,725		$1,337,482	$281,379		$46,906		$1,665,767
Current liabilities	$239,396			$239,396			$23,782	(10)	$263,178
Long-term debt – Revolver	231,800	(41,000	)(3)	190,800					190,800
Capital lease obligations	300	—		300	—		—		300
16% Second Lien	—	347,500	(1)	387,907					387,907
		40,407	(2)
10% Senior Notes	624,000	(347,500	)(1)	276,500					276,500
Asset retirement obligation	66,803			66,803			23,124	(10)	89,927
Other non current liabilities	59,017	(27,649	)(3)	31,368					31,368
Preferred stock				—	8	(8)			8
Common stock – $.001 par value	146	13	(2)	159	91	(7)			250
Additional paid in capital	604,141	19,580	(2)	623,522	208,539	(7)			904,803
		(199	)(5)		72,742	(8)
Accumulated deficit	(528,167)	27,649	(3)	(505,594)					(505,594)
		(5,076	)(4)
Accumulated other comprehensive income, net of income tax	26,321			26,321					26,321
Total equity	102,441	41,967		144,408	281,379		—		425,787
Total liabilities and equity	$1,323,757	$13,725		$1,337,482	$281,379		$46,906		$1,665,767
Common shares issued and outstanding	146,605,377	13,224,720	(2)	159,830,097	90,000,000	(7)	—		249,830,097

(1)	To record the exchange of $278 million aggregate principal amount of new 16% Second Lien Notes for $347.5 million in 10% Senior Notes. For accounting purposes, the 16% Second Lien Notes are recorded at the carrying value of the 10% Senior Notes with the difference between the face value of $278 million and the recorded value of $347.5 million ($69.5 million) amortized as a reduction of interest expense over the life of the 16% Second Lien Notes.
(2)	To record the issuance of $60 million in 16% Second Lien Notes and 13.2 million shares of common stock for $60 million cash. The value allocated to the common stock was based on the relative fair values of the common stock (using a $2.20 price per share) and the 16% Second Lien Notes. The discount on the 16% Second Lien Notes ($19.6 million) will be amortized as an increase in interest expense over the life of the 16% Second Lien Notes.
(3)	To reflect the payment of $41 million to reduce the amounts outstanding under the revolving credit facility and recognize the deferred gain of $27.6 million on the $126 million face value of 10% Senior Notes repurchased by the Company.
(4)	To write-off debt issue costs related to the reduction in the revolving credit facility ($470,000), debt issue costs associated with the retirement of the $126 million in 10% Senior Notes ($1.79 million) and cash fees related to the 16% Second Lien Notes ($2.816 million).
(5)	To capitalize fees associated with the $60 million in 16% Second Lien Notes ($409,000) and treat costs associated with the newly issued common shares ($199,000) as a reduction of additional-paid-in-capital.
(6)	To capitalize fees associated with the amended revolving credit facility (1% of $199 million plus other misc. costs).
(7)	To reflect $222.3 million equity offering (90 million shares at $2.47 per share, the closing price on November 27, 2009) less underwriter fees and expenses of the offering. If the offering price per share were $2.20, $2.30, $2.60 or $2.70, the net proceeds would be $185.6 million, $194.1 million, $219.7 million or $228.2 million, respectively.
(8)	To reflect $75 million in convertible preferred stock less underwriter fees and expenses of the offering.
(9)	To record the estimated cash purchase price of the MitEnergy Properties ($283 million contract price less an estimated $20 million in net cash flow from the effective date to the closing date). Approximately $42 million of this amount will be allocated to unevaluated property costs.
(10)	To record the estimated asset retirement obligations related to the MitEnergy Properties.

ENERGY XXI (BERMUDA) LIMITED

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

THREE MONTHS ENDED SEPTEMBER 30, 2009

(UNAUDITED)

BASIS OF PRESENTATION

The pro forma consolidated statement of operations for the three months ended September 30, 2009 has been prepared to reflect the MitEnergy Acquisition, the Equity Offerings and, the Exchange Offer and Private Placement, as if such transactions occurred on July 1, 2009. Non-recurring expenses have been omitted.

	Energy XXI Historical Three Months Ended September 30, 2009	Exchange Offer/Private Placement		As Adjusted Three Months Ended September 30, 2009	Pro Forma Adjustments				Energy XXI Pro Forma Three Months Ended September 30, 2009
					Equity Offering		MitEnergy Acq.
	(In Thousands Except Share Data)
Crude oil sales	$66,293			$66,293			$29,413	(5)	$95,706
Natural gas sales	18,614			18,614			1,719	(5)	20,333
Total revenues	84,907	—		84,907	—		31,132		116,039
Lease operating expenses	26,700			26,700			6,735	(5)	35,935
							2,500	(7)
Depreciation, depletion and amortization	35,351			35,351			6,291	(6)	41,642
Accretion of asset retirement obligations	5,146			5,146			2,672	(8)	7,818
General and administrative expenses	8,066			8,066					8,066
Loss (gain) on derivative financial instruments	(6,279)			(6,279)					(6,279)
Total costs and expenses	68,984	—		68,984	—		18,198		87,182
Operating income (loss)	15,923	—		15,923	—		12,934		28,857
Other income (expense)
Interest income	1,986			1,986					1,986
		(2,433	)(1)
		2,899	(2)
Interest expense	(20,962)	(2,041	)(3)	(22,537)					(22,537)
Total other income (expense)	(18,976)	(1,575)		(20,551)	—		—		(20,551)
Income (loss) before taxes	(3,053)	(1,575)		(4,628)	—		12,934		8,306
Income tax expense (benefit)	9,247	—		9,247	—		—		9,247
Net income (loss)	(12,300)	(1,575)		(13,875)	—		12,934		(941)
Dividends on preferred stock	—	—		—	1,453	(4)	—		1,453
Net income attributable to common shareholders	$(12,300)	$(1,575)		$(13,875)	$(1,453)		$12,934		$(2,394)
Earnings per share – primary(9)	$(0.08)								$(0.01)
Earnings per share – fully diluted(9)	$(0.08)								$(0.01)

(1)	To adjust interest expense to reflect 16% interest on $278 million of Second Lien Notes ($11.1 million) and reduce interest expense on $347.5 million of exchanged 10% Senior Notes ($8.7 million).

(2)	To adjust interest expense for the reduction in debt issue cost related to the revolving credit facility ($74,167), the reduction of debt issue costs related to the retirement of $126 million in 10% Senior Notes ($124,909), an increase in debt issue costs related to the $60 million private placement of 16% Second Lien Notes ($22,309), the amortization of original issue discount of $19.6 million related to the $60 million private placement of 16% Second Lien Notes ($1,068,709) and a reduction of interest expense for the difference between the $278 million face amount of the Second Lien Notes exchanged for $347.5 million of 10% Senior Notes that were recorded at the carrying value of the 10% Senior Notes for accounting purposes ($3,790,909). The pro forma consolidated statement of operations excludes $5.1 million of non-recurring expenses associated with the write-off of debt issue costs related to the exchange offer, reduction in the revolving credit facility and retirement of $126 million in 10% Senior Notes. The pro forma consolidated statement of operations also excludes $29.5 million related to the deferred gain at June 30, 2009 on the $126 million in Senior Notes that had been repurchased by the Company. The unamortized portion of this gain was recognized by the Company when the $126 million of Senior Notes were retired in November 2009.
(3)	To reflect interest expense on $60 million in 16% Second Lien Notes issued in the private placement ($2.4 million) less a reduction in interest expense under the revolving credit facility due to the repayment of $41 million ($358,750).
(4)	To reflect dividends on $75 million in convertible preferred stock assuming an annual dividend rate of 7.75%. A .5% increase or decrease in the dividend rate on the convertible preferred stock would impact the quarterly dividend by $93,750.
(5)	To reflect the MitEnergy Properties’ historical revenue and direct operating expenses for the three months ended September 30, 2009.
(6)	To reflect additional depreciation, depletion and amortization associated with historical MitEnergy Properties.
(7)	To reflect estimated additional wind storm insurance premiums of $10 million annually ($2.5 million per quarter) related to the MitEnergy Properties.
(8)	To reflect additional accretion of the asset retirement obligation related to the MitEnergy Properties for the three months ended September 30, 2009.
(9)	The pro forma basic weighted average shares of stock outstanding for the three months ended September 30, 2009 were 249.3 million. Common stock equivalents of 0.8 million were excluded from the fully diluted EPS calculation as their impact would be anti-dilutive.

ENERGY XXI (BERMUDA) LIMITED

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED JUNE 30, 2009

(UNAUDITED)

BASIS OF PRESENTATION

The pro forma consolidated statement of operations for the year ended June 30, 2009 has been prepared to reflect the MitEnergy Acquisition, the Equity Offerings and, the Exchange Offer and Private Placement, as if such transactions occurred on July 1, 2008. Non-recurring expenses have been omitted.

	Energy XXI Historical Year Ended June 30, 2009	Exchange Offer /Private Placement		As Adjusted Year Ended June 30, 2009	Pro Forma Adjustments				Energy XXI Pro Forma Year Ended June 30, 2009
					Equity Offering		MitEnergy Acq.
	(In Thousands Except Share Data)
Crude oil sales	$292,763			$292,763			$142,629	(5)	$435,392
Natural gas sales	141,067			141,067			19,242	(5)	160,309
Total revenues	433,830	—		433,830	—		161,871		595,701
Lease operating expenses	127,600			127,600			71,062	(5)	208,662
							10,000	(7)
Impairment of oil and gas properties	576,996			576,996					576,996
Depreciation, depletion and amortization	217,207			217,207			23,497	(6)	240,704
Accretion of asset retirement obligation	14,635			14,635			8,396	(8)	23,031
General and administrative expenses	24,756			24,756					24,756
Loss (gain) on derivative financial instruments	(10,147)			(10,147)					(10,147)
Total costs and expenses	951,047	—		951,047	—		112,955		1,064,002
Operating income (loss)	(517,217)	—		(517,217)	—		48,916		(468,301)
Other income (expense)
Interest income	7,498			7,498					7,498
		(9,730	)(1)
		11,596	(2)
Interest expense	(84,249)	(8,165	)(3)	(90,548)					(90,548)
Total other income (expense)	(76,751)	(6,299)		(83,050)	—		—		(83,050)
Income (loss) before income taxes	(593,968)	(6,299)		(600,267)	—		48,916		(551,351)
Income tax expense (benefit)	(22,339)	—		(22,339)	—		—		(22,339)
Net income (loss)	(571,629)	(6,299)		(577,928)	—		48,916		(529,012)
Dividends on preferred stock	—	—		—	5,813	(4)	—		5,813
Net loss attributable to common shareholders	$(571,629)	$(6,299)		$(577,928)	$(5,813)		$48,916		$(534,825)
Earnings per share – primary(9)	$(3.95)								$(2.16)
Earnings per share – fully diluted(9)	$(3.95)								$(2.16)

(1)	To adjust interest expense to reflect 16% interest on $278 million of Second Lien Notes ($44.5 million) and reduce interest expense on $347.5 million of exchanged 10% Senior Notes ($34.8 million).
(2)	To adjust interest expense for the reduction in debt issue cost related to the revolving credit facility ($296,669), the reduction of debt issue costs related to the retirement of $126 million in 10% Senior Notes ($499,636), an increase in debt issue costs related to the $60 million private placement of 16% Second Lien Notes ($89,236), amortization of original issue discount of $19.6 million related to the $60 million private placement of 16% Second Lien Notes ($4,274,836) and a reduction of interest expense for the difference between the $278 million face amount of the Second Lien Notes exchanged for $347.5 million of 10% Senior Notes that were recorded at the carrying value of the 10% Senior Notes for accounting purposes ($15,163,636). The pro forma consolidated statement of operations excludes $5.1 million of non-recurring expenses associated with the write-off of debt issue costs related to the exchange offer, reduction in the revolving credit facility and retirement of $126 million in 10% Senior Notes. The pro forma consolidated statement of operations also excludes a portion of the gain on the $126 million in Senior Notes that were repurchased by the Company during the twelve months ended June 30, 2009. The unamortized portion of this gain was recognized by the Company when the $126 million of Senior Notes were retired by the Company in November 2009.
(3)	To reflect interest expense on $60 million in 16% Second Lien Notes issued in the private placement ($9.6 million) less a reduction in interest expense under the revolving credit facility due to the repayment of $41 million ($1,435,000).
(4)	To reflect 7.75% annual dividends on $75 million in convertible preferred stock. A .5% increase or decrease in the dividend rate on the convertible preferred stock would impact the annual dividend by $375,000.
(5)	To reflect the MitEnergy Properties’ historical revenue and direct operating expenses for the year ended June 30, 2009.
(6)	To reflect additional depreciation, depletion and amortization associated with historical MitEnergy Properties.
(7)	To reflect estimated additional wind storm insurance premiums of $10 million annually related to the MitEnergy Properties assets.
(8)	To reflect additional accretion of the asset retirement obligation related to the MitEnergy Properties for the year ended June 30, 2009.
(9)	The pro forma basic and diluted weighted average shares of stock outstanding for the year ended June 30, 2009 were 247.8 million. Common stock equivalents of .9 million were excluded from the fully diluted EPS calculation as their impact would be anti-dilutive.

PRO FORMA RESERVE INFORMATION

YEAR ENDED JUNE 30, 2009

Estimated Net Quantities of Oil and Natural Gas Reserves

The following pro forma estimates of net proved oil and gas reserves, located entirely within the United States of America, reflect the acquisition of the MitEnergy Properties as if the acquisition had occurred on July 1, 2008. These estimates are based on evaluations prepared by the Company and third-party engineers. Netherland, Sewell & Associates, Inc. evaluated a portion of the Company’s June 30, 2009 economic data bases (86% of our proved reserves on a valuation basis) which were used by the Company in the construction of the June 30, 2009 pro forma reserve disclosures. The Company performed the evaluation of the MitEnergy Properties reserve estimates. Reserves were estimated in accordance with guidelines established by the SEC and FASB which require that reserve estimates be prepared under existing economic and operating conditions. Reserve estimates are inherently imprecise and accordingly, reserve estimates are expected to change as additional performance data becomes available.

Estimated quantities of proved domestic oil and gas reserves and changes in quantities of proved developed and undeveloped reserves in thousands of barrels (“MBbls”), million cubic feet (“MMcf”) and thousand barrels of oil equivalent (“MBOE”) were as follows:

	Energy EXXI	MitEnergy Acq.	Energy XXI Pro Forma
Proved crude oil reserves at June 30, 2008	29,965	15,452	45,417
Production	(4,146)	(2,140)	(6,286)
Extensions and discoveries	971	4	975
Revisions of previous estimates	4,147	4,346	8,493
Sales of reserves in place	(64)	—	(64)
Proved crude oil reserves at June 30, 2009	30,873	17,662	48,535
Proved natural gas reserves at June 30, 2008	129,198	32,921	162,119
Production	(17,472)	(2,675)	(20,147)
Extensions and discoveries	32,383	34	32,417
Revisions of previous estimates	(10,447)	1,530	(8,917)
Sales of reserves in place	(247)	—	(247)
Proved natural gas reserves at June 30, 2009	133,415	31,810	165,225
Proved MBOE reserves at June 30, 2008	51,498	20,938	72,436
Production	(7,058)	(2,586)	(9,644)
Extensions and discoveries	6,368	10	6,378
Revisions of previous estimates	2,406	4,601	7,007
Sales of reserves in place	(105)	—	(105)
Proved MBOE reserves at June 30, 2009	53,109	22,963	76,072
Proved MBOE developed reserves:
June 30, 2008	32,792	15,303	48,095
June 30, 2009	33,922	21,252	55,174

Discounted Future Net Cash Flows

A summary of the discounted future net cash flows relating to proved crude oil and natural gas reserves is shown below. Future net cash flows are computed using year-end commodity prices and costs that relate to the Properties’ existing proved crude oil and natural gas reserves.

The discounted future net cash flows related to proved oil and gas reserves as of June 30, 2009 are as follows (in thousands):

	Energy EXXI	MitEnergy Acq.	Energy XXI Pro Forma
Future cash inflows	$2,608,640	$1,334,975	$3,943,615
Less related future
Production costs	688,706	324,243	1,012,949
Development costs	522,193	169,657	691,850
Income taxes	71,876	200,907	272,783
Future net cash flows	1,325,865	640,168	1,966,033
Ten percent annual discount for estimated timing of cash flows	320,589	181,200	501,789
Standardized measure of discounted future net cash flows	$1,005,276	$458,968	$1,464,244

Changes in Discounted Future Net Cash Flows

A summary of the changes in the discounted future net cash flows applicable to proved crude oil and natural gas reserves for the year ended June 30, 2009 follows (in thousands):

	Energy EXXI	MitEnergy Acq.	Energy XXI Pro Forma
Beginning of period	$2,509,699	$1,044,169	$3,553,868
Revisions of previous estimates
Changes in prices and costs	(2,200,286)	(1,107,941)	(3,308,227)
Changes in quantities	183,783	395,628	579,411
Additions to proved reserves resulting from extensions, discoveries and improved recovery, less related costs	99,024	315	99,339
Sales of reserves in place	(5,603)	—	(5,603)
Accretion of discount	330,143	151,043	481,186
Sales, net of production costs	(306,230)	(90,809)	(397,039)
Net change in income taxes	737,233	323,257	1,060,490
Changes in rate of production and other	(342,487)	(256,694)	(599,181)
Net change	(1,504,423)	(585,201)	(2,089,624)
End of period	$1,005,276	$458,968	$1,464,244